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                                                                     EXHIBIT 4.1

----------------                                            ---------------
     Number                                                      Shares

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                                 PlaceWare(R)
                               Web Conferencing

THIS CERTIFICATE IS TRANSFERABLE                            CUSIP 726130 10 7
IN THE CITY OF RIDGEFIELD PARK,                         SEE REVERSE FOR CERTAIN
N.J. OR THE CITY OF NEW YORK, N.Y.                           DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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THIS CERTIFIES THAT


is the record holder of
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FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE PER SHARE,
                                      OF

____________________________                    _____________________________
____________________________   PlaceWare, INC.  _____________________________
____________________________                    _____________________________

transferable on the books of the Corporation by the holder, hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                         TRANSFER AGENT AND REGISTRAR

BY

                              AUTHORIZED SIGNATURE

/s/ Kevin R. Evans                   [SEAL]              /s/ Barry James Folsom

SECRETARY AND CHIEF FINANCIAL OFFICER                       PRESIDENT AND CHIEF
                                                            EXECUTIVE OFFICER

PLEASE NOTE THAT 25% ADDITIONAL WILL BE CHARGED WHEN SHIPMENT IS REQUESTED ON THE SAME DAY THAT PROOF APPROVAL IS GIVEN OR 15% WHEN SHIPMENT IS REQUIRED THE NEXT DAY OR 7% WHEN SHIPMENT IS REQUIRED WITHIN 52 HOURS OF APPROVAL. WE CAN IMPRINT BONDS FOR CLOSING. CERTIFICATES MAY BE ORDERED IN SHEETS, MOUNTED ON CARRIERS OR IN TRUE CONTINUOUS FORM.

FAX NO. 734 451-2249                                   PHONE 734 451-2222
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                                PLACEWARE INC.

     The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

          The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                    UNIF GIFT MIN ACT - __________________ Custodian____________________
TEN ENT - as tenants by the entreaties                                     (Cust)                      (Minor)
JT TEN  - as joint tenants with right of                              under Uniform Gifts to Minors
          survivorship and not as tenants                             Act_____________________________________________
          in common                                                                        (State)

                                                  UNIF TRF MIN ACT - ____________________ Custodian (until age _______)
                                                                           (cust)
                                                                     ____________________________under Uniform Transfers
                                                                           (Minor)
                                                                      to Minors Act ___________________________________
                                                                                           (State)

   Additional abbreviations, may also be used though not in the above list.

For Value Received._________________________________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

-------------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________      _______________________________________
                                        NOTICE: THE SIGNATURE TO THIS
In presence of                          ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                        AS WRITTEN UPON THE FACE OF THE
__________________________________      CERTIFICATE IN EVERY PARTICULAR. WITHOUT
                                        ALTERATION OR ENLARGEMENT, OR ANY CHANGE
__________________________________      WHATEVER.

Signature(s) Guaranteed

By ___________________________________________________
   THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
   AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
   MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.